   Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.


                            STOCK PURCHASE AGREEMENT

                                     between

                          CAMBRIDGE NEUROSCIENCE, INC.

                                       and

                           VISION PHARMACEUTICALS L.P.

                          dated as of November 20, 1996

                                TABLE OF CONTENTS

      SECTION 1.  Authorization of Sale of the Shares......................   2

      SECTION 2.  Closing..................................................   2

      SECTION 3.  Delivery of the Shares at the Closing....................   2

      SECTION 4.  Representations, Warranties and Covenants of CNSI........   2
            4.1   Organization and Qualification...........................   2
            4.2   Authorized Capital Stock.................................   3
            4.3   Due Execution, Delivery and Performance of the Agreement.   3
            4.4   Issuance, Sale and Delivery of the Shares................   3
            4.5   SEC Filings..............................................   3
            4.6   No Material Changes......................................   3
            4.7   Covenant to Keep Public Information Available............   3
            4.8   Securities Law Compliance................................   4
            4.9   Registration Rights......................................   4

      SECTION 5.  Representations, Warranties and Covenants of Allergan....   4
            5.1   Investment Considerations................................   4
            5.2   Due Execution, Delivery and Performance of the Agreement.   6

      SECTION 6.  Registration Rights......................................   6
            6.1   Requested Registrations..................................   6
            6.2   Piggyback Registration...................................   7
            6.3   Indemnification..........................................   9
            6.4   "Stand-Off" Agreement....................................   10
            6.5   Registration Rights Subject to Existing Rights; Termination 10
            6.6   Transferability of Registration Rights...................   11

      SECTION 7.  Allergan Option to Acquire Additional Equity.............   11
            7.1   Option...................................................   11
            7.2   Notice of Issuance; Determination of Number of Option Shares;
                  Exercise of Option.......................................   11
            7.3   Delivery of Certificates; Registration...................   12
            7.4   Dividends and Reclassifications..........................   12
            7.5   Reservation of Common Stock..............................   13
            7.6   Successors to Option.....................................   13

      SECTION 8.  Standstill Covenants.....................................   13
            8.1   Standstill Agreement.....................................   13
            8.2   Mergers, Tender Offers or Similar Transactions...........   14
            8.3   Equitable Remedies.......................................   15
            8.4   Affiliates of Allergan...................................   15


      SECTION 9.  Survival of Representations, Warranties and Agreements...   15

      SECTION 10. Miscellaneous............................................   15
            10.1  Notices..................................................   15
            10.2  Entire Agreement.........................................   16
            10.3  Assignment...............................................   16
            10.4  Amendments and Waivers...................................   17
            10.5  Headings.................................................   17
            10.6  Severability.............................................   17
            10.7  Governing Law............................................   17
            10.8  Counterparts.............................................   17
            10.9  Expenses.................................................   17
            10.10 Publicity................................................   17

                           STOCK PURCHASE AGREEMENT


      THIS STOCK PURCHASE AGREEMENT dated as of November 20, 1996 (the "Agreement") is made between CAMBRIDGE NEUROSCIENCE, INC., a Delaware corporation having its principal offices at One Kendall Square, Building 700, Cambridge, Massachusetts 02139 U.S.A. ("CNSI"), and Vision Pharmaceuticals L.P., a Texas limited partnership having its principal offices at 2525 Dupont Drive, Irvine, California 92715 U.S.A. ("Allergan").

                                R E C I T A L S

      A. CNSI possesses know-how, expertise and rights to issued United States patents and patent applications with corresponding foreign filed patent applications pertaining to discoveries relating to the identification and development of neuroprotective compounds.

      B. CNSI has research facilities and experienced scientists, research associates and other personnel at its facilities in Cambridge, Massachusetts which enable it to conduct research activities.

      C. Allergan desires to sponsor research by CNSI to identify candidate compounds for use in the treatment of ophthalmic diseases and to collaborate with CNSI on the worldwide development and commercialization of products for such purposes.

      D. Allergan is engaged in the research, development, marketing, manufacturing and distribution of products, particularly in the ophthalmic field, and Allergan has developed certain know-how that may be useful in the development of treatments for neurodegenerative conditions of the eye.

      E. Allergan has research and development facilities and experienced scientists, research associates and other personnel at its facilities in Irvine, California which enable it to conduct research and development activities.

      F. CNSI is willing to enter into a collaboration with Allergan for the worldwide development and commercialization of products on the terms and conditions set forth in the Collaborative Research, Development and Marketing Agreement of even date herewith between CNSI and Allergan (the "Collaboration Agreement").

      G. In connection with the Collaboration Agreement, CNSI shall borrow $2,000,000 from Allergan pursuant to a Secured Convertible Promissory Note (the "Note"), which shall be convertible into shares of CNSI Common Stock (the "Conversion Shares").

      NOW THEREFORE, in consideration of the premises and of the covenants herein contained, the parties hereto mutually agree as follows:

      SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, CNSI has authorized the sale to Allergan of 175,103 shares of the Common Stock, $.001 par value per share (the "Common Stock"), of CNSI. The shares of Common Stock which are to be purchased pursuant to Section 2 of this Agreement are referred to herein as the "Shares".

      SECTION 2. Closing. Concurrently with the execution and delivery of this Agreement (the "Closing"), CNSI shall sell to Allergan, and Allergan shall purchase from CNSI, upon the terms and conditions hereinafter set forth, 175,103 Shares, at a price of U.S. $17.1328 per share, for an aggregate purchase price of U.S. $3,000,000.00.

      SECTION 3. Delivery of the Shares at the Closing. The Closing of the purchase and sale of Shares shall occur at a place and time (the "Closing Date") to be agreed upon by CNSI and Allergan. At the Closing, Allergan shall pay to CNSI the aggregate purchase price for the Shares being purchased hereunder and CNSI shall deliver to Allergan one or more stock certificates registered in the name of Allergan, or in such nominee name(s) as designated in writing by Allergan, representing the number of Shares being purchased. CNSI's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to Allergan at the Closing shall be subject to the following conditions, any one or more of which may be waived by CNSI: (a) receipt by CNSI of a certified or bank check or wire transfer in the full amount of the purchase price for the Shares being purchased hereunder and (b) the accuracy in all material respects of the representations and warranties made by Allergan herein and the fulfillment in all material respects of those undertakings of Allergan to be fulfilled prior to the Closing. Allergan's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the accuracy in all material respects of the representations and warranties made by CNSI herein and the fulfillment in all material respects of those undertakings of CNSI to be fulfilled prior to the Closing, any one or more of which conditions may be waived by Allergan.

      SECTION 4. Representations, Warranties and Covenants of CNSI. CNSI hereby represents and warrants to, and covenants with, Allergan as follows:

            4.1 Organization and Qualification. CNSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted. CNSI holds all licenses and permits required for the conduct of its business as now conducted, which, if not obtained, would have a material adverse effect on the business, financial condition or results of operations of CNSI. CNSI is qualified as a foreign corporation and is in good standing in all states where the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, financial condition or results of operations of CNSI.

            4.2 Authorized Capital Stock. As of the date hereof, the authorized capital stock of CNSI consists of (a) 30,000,000 shares of common stock, $.001 par value per share, of which on October 31, 1996 14,817,300 shares were validly issued and outstanding, fully paid and non-assessable and (b) 10,000,000 shares of undesignated preferred stock, $.001 par value per share, none of which are issued and outstanding.

            4.3 Due Execution, Delivery and Performance of the Agreement. CNSI's execution, delivery and performance of this Agreement (a) has been duly authorized under Delaware law by all requisite corporate action by CNSI, and (b) will not violate any law or the Certificate of Incorporation or By-laws of CNSI or any subsidiary or any provision of any material indenture, mortgage, agreement, contract or other material instrument to which CNSI or any subsidiary is a party or by which CNSI or any of their respective properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other material instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever, upon any properties or assets of CNSI or any subsidiary. Upon its execution and delivery, and assuming the valid execution thereof by Allergan, the Agreement will constitute a valid and binding obligation of CNSI, enforceable against CNSI in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            4.4 Issuance, Sale and Delivery of the Shares. When issued and paid for, the Shares to be sold hereunder by CNSI will be validly issued and outstanding, fully paid and non-assessable.

            4.5 SEC Filings. CNSI represents and warrants that it has filed all reports required to be filed by CNSI with the Securities and Exchange Commission (the "Commission") since December 31, 1994 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such reports, including the financial statements therein, when filed, complied with the Commission's rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            4.6 No Material Changes. As of the date hereof, there has been no material adverse change in the financial condition or results of operations of CNSI since the filing date of CNSI's last report with the Commission pursuant to the reporting requirements of the Exchange Act.

            4.7 Covenant to Keep Public Information Available. CNSI covenants and agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder as such may be amended from time to time (the "Rules"), and will take such further actions as Allergan may reasonably request, all to the extent required from time to time to enable Allergan to sell Shares and Conversion Shares at such times as are permitted by this Agreement without registration under the Securities Act within the limitations of Rule 144 of the Rules or any similar rule or regulation hereafter adopted by the Commission. Upon the request of Allergan, CNSI will supply Allergan with a certificate certifying compliance with this provision.

            4.8 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Allergan contained in Section 5, the offer, issuance, sale and delivery of the Shares constitute an exempt transaction under the Securities Act.

            4.9 Registration Rights. Except as set forth in Section 6.5 below, and pursuant to that certain Stock Purchase Agreement with Boehringer Ingelheim International GmbH dated as of March 21, 1995, CNSI is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

      SECTION 5. Representations, Warranties and Covenants of Allergan.

            5.1 Investment Considerations. Allergan represents and warrants to, and covenants with, CNSI that:

                  (a) Allergan is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by companies comparable to CNSI, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares and Conversion Shares;

                  (b) Allergan is acquiring the number of Shares set forth in
            Section 2, and will acquire the Conversion Shares above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such shares or any arrangement or understanding with any other persons regarding the distribution of such Shares;

                  (c) Allergan understands that the Shares it is purchasing and the Conversion Shares are "restricted securities" under the federal securities laws inasmuch as they are being acquired from CNSI in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. In this connection Allergan represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act;

                  (d) Allergan will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or Conversion Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder. Without in any way limiting the representations set forth above, Allergan further agrees not to make any disposition of all or any portion of the Shares for a period of two (2) years following the date of acquisition of the Shares and, after such time, only if (x) there is then in effect a Registration Statement, under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement, or (y) (A) Allergan shall have notified CNSI of the proposed disposition and shall have furnished CNSI with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if requested by CNSI, Allergan shall have furnished CNSI with an opinion of counsel, which may be Allergan's in-house counsel, reasonably satisfactory to CNSI and its counsel, that such disposition will not require registration of such shares under the Securities Act. Notwithstanding the foregoing, (i) Allergan may transfer some or all of the Shares and Conversion Shares to a corporation, partnership or other legal entity of which Allergan is in control of, under common control with or controlled by, whether pursuant to the terms of merger, consolidation, reclassification of shares or partnership interests or capital reorganization of Allergan, or pursuant to a sale of all or substantially all of the stock or assets of Allergan or otherwise, but only if such transferee agrees in writing to hold such capital stock subject to all of the provisions of this Agreement and to transfer such shares to Allergan if such transferee ceases to be in control of, under common control with or controlled by Allergan (all such shares so transferred shall be deemed to be shares held by Allergan for all purposes hereunder), (ii) this
            Section 5.1 shall not prohibit the acquisition or disposition of shares for investment purposes only in the open market in the ordinary course by any pension fund or trust for the benefit of employees of Allergan or its affiliates.

                  (e) Allergan qualifies as an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; and

                  (f) It is understood that the certificates evidencing the
            Shares and the Conversion Shares shall bear the following legend:

                  "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or, if requested by CNSI, an opinion of counsel reasonably satisfactory to CNSI and its counsel, that such registration is not required under such Act."

            5.2 Due Execution, Delivery and Performance of the Agreement. Allergan further represents and warrants to, and covenants with, CNSI that (a) Allergan is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas and has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (b) the execution, delivery and performance of this Agreement will not violate any law or the organizational documents of Allergan, and (c) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of Allergan enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Allergan shall indemnify and hold CNSI harmless from any and all losses, costs and expenses arising from Allergan's execution, delivery and performance of this Agreement (i) violating any material indenture, mortgage, agreement, contract or other material instrument to which Allergan is a party or any of its properties or assets is bound, or (ii) resulting in a breach or constitution (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other material instrument.

      SECTION 6. Registration Rights. CNSI covenants and agrees as follows:

            6.1 Requested Registrations. At any time after two years following the Closing and subject to the conditions herein set forth, Allergan shall have the right to require CNSI to effect the registration of Shares and the Conversion Shares on a registration statement on Form S-3 (or any successor form relating to secondary offerings), or Form S-1, Form S-2 or Form SB-2 if CNSI is then ineligible to use Form S-3 under the Securities Act, by giving CNSI written notice requesting such registration and specifying the number of Shares and/or Conversion Shares proposed to be sold and the proposed plan for distribution of such shares; provided, however, that such request shall cover shares having an aggregate offering price in excess of $1,000,000 based on the then current market price or fair value. Allergan may make such request with respect to Conversion Shares prior to conversion of the Note. Allergan shall be entitled to one requested registration under this Section 6.1. If and whenever CNSI shall be required by the provisions of this Section 6.1 to effect the registration of any Shares or Conversion Shares hereunder, CNSI will, as expeditiously as possible:

                  (a) use its best efforts to prepare and file a registration statement on Form S-3, or other form if CNSI is ineligible to use Form S-3, giving effect to the plan of distribution of the shares proposed to be sold, and use its best efforts to cause such registration statement to become effective in order that

            Allergan may sell its Shares or Conversion Shares in accordance with the proposed plan of distribution;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the offer of the Shares and Conversion Shares covered by such registration statement during the period required for distribution of the Shares and Conversion Shares, which period shall not be in excess of nine (9) months from the effective date of such registration statement;

                  (c) furnish Allergan such number of copies of such prospectus as it may reasonably request in order to facilitate the sale of the Shares and Conversion Shares;

                  (d) file documents required of CNSI for blue sky clearance in states specified in writing by Allergan; provided, however, that CNSI shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is now not so qualified or has not so consented; and

                  (e) bear all expenses in connection with the procedures set forth in paragraphs (a) through (d) of this Section 6.1 and the registration of the Shares and Conversion Shares pursuant to the registration statement, other than fees and expenses, if any, of counsel or other advisors to Allergan.

      If at the time of any request to register Shares or Conversion Shares pursuant to this Section 6.1 CNSI is engaged or has fixed plans to engage within 60 days of the date of receipt of the request in a registered public offering, or is engaged in any other activity which, in the good faith determination of CNSI's Board of Directors, would be adversely affected by the demand registration, then CNSI may at its option direct that such request be delayed for a period not in excess of 90 days from the closing of such offering (but in no event more than 180 days from the date of request) or the date of CNSI's Board of Directors' determination, as the case may be. CNSI may direct such delay not more than once in any twelve month period.

            6.2 Piggyback Registration.

                  (a) If, at any time after two years following the Closing,
            CNSI shall determine to register any of its securities under the Securities Act for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, then CNSI will:

                        (i) promptly give to Allergan a written notice thereof;
                  and

                        (ii) use its best efforts to include in such
                  registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Shares and Conversion Shares specified in a written request made by Allergan and received by CNSI within twenty (20) days after the written notice from CNSI described in clause (i) above is mailed or delivered by CNSI. Such written request may specify all or a part of the Shares and Conversion Shares.

                  (b) If the registration of which CNSI gives notice to Allergan is for a registered public offering involving an underwriting, the Company shall so advise Allergan. In such event, the right of Allergan to registration pursuant to Section 6.2(a) shall be conditioned upon Allergan's participation in such underwriting and the inclusion of all or any part of the Shares and Conversion Shares specified in Allergan's notice in the underwriting to the extent provided herein. Allergan shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by CNSI.

      Notwithstanding any other provision of Sections 6.2(a) or (b), if the representative of the underwriters advises CNSI that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all of the Shares and Conversion Shares from, or limit the number of Shares and Conversion Shares to be included in, the registration and underwriting. CNSI shall so advise Allergan and other holders of securities requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated first to CNSI for securities being sold for its own account, second to other holders of shares of capital stock of CNSI as of the date hereof having registration rights and requesting inclusion of shares, on a pro rata basis, and, thereafter, to Allergan. If Allergan does not agree to the terms of any such underwriting, Allergan shall be excluded therefrom by written notice form CNSI or the underwriter. Any Shares, Conversion Shares or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

            (c) CNSI shall bear all expenses in connection with the procedures set forth in paragraphs (a) and (b) of this Section 6.2 and the registration of the Shares pursuant to the registration statement, other than fees and expenses, if any, of counsel or other advisors to Allergan.

            6.3   Indemnification.  For the purpose of this Section 6.3,

                  (a) the term "Selling Stockholder" shall mean Allergan and any officer, director, employee, agent, affiliate or person deemed to be in control of Allergan within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

                  (b) the term "Registration Statement" shall mean any final prospectus, exhibit, supplement or amendment included in or relating to the registration statement referred to in Section 6.1; and

                  (c) the term "untrue statement" shall mean any untrue
            statement or alleged untrue statement of, or any omission or alleged omission to state, in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      CNSI agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date thereof, or arise out of any failure by CNSI to fulfill any undertaking included in the Registration Statement and CNSI will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that CNSI shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to CNSI by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to Allergan prior to the pertinent sale or sales by Allergan.

      Allergan agrees to indemnify and hold harmless CNSI (and each person, if any, who controls CNSI within the meaning of Section 15 of the Securities Act, each officer of CNSI who signs the Registration Statement and each director of
CNSI) from and against any losses, claims, damages or liabilities to which CNSI (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of Allergan specifically for use in preparation of the Registration Statement, and Allergan will reimburse CNSI (or such officer, director or controlling person, as the case may be), for any legal or other expenses reasonably incurred in investigating, defending, or preparing to defend any such action, proceeding or claim.

      Promptly after receipt by any indemnified person of a notice of a claim or the commencement of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified persons of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any officer, director, employee, agent, affiliate or person deemed to be in control of such indemnifying person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person. It is understood, however, that CNSI shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits, or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties not having actual or potential differing interests with CNSI or among themselves.

            6.4 "Stand-Off" Agreement. Until the earlier of five years from the Closing or the date on which Allergan and its Affiliates, as defined in Section 8.4, own less than 1% of the outstanding Common Stock of CNSI, if Allergan holds any Shares or Conversion Shares at such time as CNSI proposes to offer shares of its Common Stock or other securities for sale in an underwritten registered public offering, then if requested by the underwriter, Allergan agrees not to sell or otherwise transfer or dispose of any such Shares, Conversion Shares or other securities of CNSI held by it during the period commencing 10 days prior to, and expiring 90 days after, such underwritten registered public offering has become effective, provided, that all executive officers, directors and principal stockholders of CNSI enter into similar agreements and, provided further, that in no event shall such standoff period exceed 150 days. CNSI may impose stop transfer instructions with respect to the Shares or other securities subject to the foregoing restriction until the end of any stand-off period.

            6.5 Registration Rights Subject to Existing Rights; Termination. Allergan's registration rights under this Section 6 shall be subject to and limited by existing registration rights granted to certain investors in CNSI pursuant to the terms of the Stockholders'

Agreement between CNSI and the investors dated as of December 29, 1988, and as amended as of February 5, 1991. Allergan's registration rights hereunder shall terminate as to any Conversion Shares or Shares when such shares have been sold pursuant to a registration statement or Rules 144 or 144A under the Securities Act and its demand registration rights under Section 6.1 hereof shall terminate at such time as the Shares and Conversion Shares are eligible for resale under Rule 144(K) under the Securities Act.

            6.6 Transferability of Registration Rights. The rights conferred upon Allergan under this Article 6 may be assigned by Allergan to any permitted transferee of the Shares, Conversion Shares or the Note.

      SECTION 7. Allergan Option to Acquire Additional Equity.

            7.1 Option. Subject to the restrictions included in Section 8 below, if, on or before the third anniversary of the Collaboration Agreement, CNSI shall issue additional shares of its Common Stock in any private placement or public offering (excluding issuances or sales directly to, or upon the exercise of stock options granted to, employees, directors or consultants of CNSI) (an "Issuance"), CNSI hereby grants to Allergan the right (the "Option"), in connection with any such Issuance, to purchase additional shares of Common Stock in the amounts and on the terms described herein. The per share consideration for shares issued pursuant to an Issuance (the "Consideration") shall be deemed to be the per share amount of cash and any other form of consideration received by CNSI, which, in the case of a public offering, shall be the per share amount paid by investors for such shares. The amount of any non-cash Consideration shall be deemed to be the fair value of such non-cash Consideration determined in good faith by CNSI's Board of Directors. The exercise price for an Option share relating to an Issuance shall be the Consideration for an Issuance share.

            7.2 Notice of Issuance; Determination of Number of Option Shares; Exercise of Option.

                  (a) Public Offering. In the event that an Issuance constitutes a public offering pursuant to an effective registration statement filed with the Commission, CNSI shall give written notice to Allergan of the terms thereof not later than 14 days prior to the filing of the preliminary prospectus for such offering with the Commission. Such notice shall include the number of shares which are anticipated to be the subject of the Issuance, excluding shares covered by any over-allotment option (the "Issuance Number") and the proposed Consideration for such shares. Allergan shall be entitled to exercise the Option to purchase that percentage of the Issuance Number (the "Option Number") equal to Allergan's percentage ownership interest in outstanding CNSI Common Stock at the time of Allergan's receipt of the notice from CNSI hereunder. When the Option Number includes a fractional share, it shall be rounded to the nearest whole share. Allergan may exercise the Option pursuant to this Section 7.2(a) by giving written notice to CNSI within 14 days following its receipt of notice of an Issuance hereunder stating that it is Allergan's intent to exercise the Option. Allergan's notice shall specify the number of shares for which the Option is being exercised (up to the Option Number). Allergan shall be required to deliver payment in full of the exercise price for such shares concurrently with the closing of the public offering. CNSI will deliver notice of the closing of the public offering to Allergan not less than 3 days prior thereto or, if earlier, on the date on which the closing date of the public offering may be established pursuant to any underwriting, purchase or other agreement relating thereto.

                  (b) Private Offering. In the event that an Issuance is not a public offering pursuant to a registration statement under the Securities Act, CNSI shall give written notice to Allergan of the terms thereof promptly following the closing of such Issuance. Such notice shall include the Issuance Number for such Issuance and the Consideration for the shares. In this case, Allergan shall have the right to purchase an Option Number which, when added to the Issuance Number, equals a percentage of the sum of the Issuance Number and the Option Number equal to Allergan's percentage ownership interest in outstanding CNSI Common Stock at the time of the closing of the Issuance. For example, if the Issuance Number were 10,000, and assuming for purposes hereof that Allergan then owned 1% of CNSI's outstanding Common Stock, the applicable Option Number would be 101 (10,000 + 101 = 10,101; 1% of 10,101 = 101.01). When the Option
            Number includes a fractional share, it shall be rounded to the nearest whole share. Allergan may exercise the Option pursuant to this Section 7.2(b) by giving written notice to CNSI within 14 days following its receipt of notice of an Issuance hereunder stating that it is Allergan's intent to exercise the Option. Allergan's notice shall specify the number of shares for which the Option is being exercised (up to the Option Number). Allergan shall be required to deliver payment in full of the exercise price for such shares within 10 days of its delivery of the foregoing notice to CNSI. In the event Allergan exercise its rights hereunder, it shall receive securities identical to those issued to other purchasers and shall be entitled to all other rights granted to such other purchasers.

            7.3 Delivery of Certificates; Registration. Upon the closing of any Option exercise hereunder, CNSI shall cause to be delivered to Allergan a certificate or certificates evidencing the shares purchased pursuant to the exercise of the Option. Nothing in this Section 7.3 shall be deemed to require that CNSI file or amend a registration statement covering the issuance of shares pursuant to Section 7.2 (b) upon exercise of the Option hereunder.

            7.4 Dividends and Reclassifications. If, following an Issuance (or, in the case of a public offering pursuant to Section 7.2(a) above, delivery by CNSI of a notice of a proposed Issuance) but prior to the exercise of, or expiration of the right to exercise, the Option relating to such Issuance, there shall be declared payable to holders of record of the

Common Stock of CNSI on a date prior to such exercise or expiration, or paid, a stock dividend upon the Common Stock of CNSI or if such Common Stock shall be split-up, combined, converted, exchanged (including by way of merger), reclassified, or in any way substituted for (collectively, a "Dividend or Reclassification"), the Option shall entitle Allergan upon the future exercise of the Option relating to such Issuance to such number and kind of securities or other property, subject to the terms of the Option, to which Allergan would have been entitled had Allergan actually owned the Common Stock as to which the Option is then exercised at the time of such Dividend or Reclassification; and the aggregate purchase price upon the exercise of the Option relating to such Issuance shall be the same as if shares of Common Stock of CNSI originally subject to the Option were being purchased as provided herein; provided, however, that no fractions of shares shall be issued, the aggregate purchase price shall be appropriately reduced on account of any fractions not so issued and the purchase price per share shall in no event be less than the par value of the Common Stock.

            7.5 Reservation of Common Stock. CNSI hereby covenants with Allergan that it shall in connection with any Issuance reserve such number of shares of its Common Stock as will be sufficient to satisfy the requirements of the Option and that such shares, when issued pursuant to the terms of this Agreement, will be validly issued, fully paid and non-assessable.

            7.6 Successors to Option. The Option and all rights thereunder shall be non-assignable and nontransferable, are intended solely for the benefit of Allergan, and shall in no way inure to the benefit of its assignees or transferees. Notwithstanding the foregoing, Allergan may assign or transfer the Option to any corporation or entity with which Allergan is merged or combined and to any corporation or entity which is a successor to Allergan, or to any entity which is an affiliate of Allergan. CNSI shall have the right to require, as a condition precedent to such assignment or transfer, that the assignee or transferee furnish such information as may in the opinion of counsel for CNSI be appropriate to permit such assignment or transfer in light of the then applicable federal or state securities laws.

      SECTION 8. Standstill Covenants.

            8.1 Standstill Agreement. Allergan agrees that, for a period of four
(4) years after the Closing (the "Standstill Period"), unless it has obtained the prior written consent of CNSI, Allergan will not

                  (a) own or acquire, directly or indirectly, by purchase or otherwise, of record or beneficially, any voting securities of CNSI, or rights or options to acquire voting securities of CNSI, if after such acquisition (and giving effect to the exercise of any such rights or options) Allergan would own of record or beneficially in the aggregate ten percent (10%) or more of the voting securities of CNSI (assuming the exercise of all outstanding rights to acquire voting securities held by Allergan) (the "10 Percent Limit"); provided that notwithstanding the provisions of this clause (a), if the number of shares of outstanding voting securities is reduced or if the aggregate ownership of Allergan is increased as a result of a recapitalization of CNSI or as a result of any other action taken by CNSI, Allergan will not be required to dispose of any of its holdings of voting securities even though such action resulted in Allergan's ownership exceeding the percentage of voting securities which Allergan would then be permitted to own. In the event that Allergan owns in the aggregate more than the 10 Percent Limit due to a repurchase by CNSI of any of its Common Stock, CNSI shall, at Allergan's option, repurchase that number of shares of its Common Stock from Allergan necessary to reduce Allergan's ownership of CNSI's Common Stock below the 10 Percent Limit, at the current market price. Except as otherwise provided above, if Allergan shall at any time during the Standstill Period own in the aggregate in excess of the maximum percentage of the voting securities at the time permitted by this clause (a), Allergan shall sell as promptly as practicable under the circumstances sufficient voting securities so that after such sale Allergan shall not own in the aggregate more than the applicable maximum permitted percentage of voting securities (provided, however, that the foregoing paragraph shall not be deemed to limit CNSI's remedies in the event that the excess voting securities were acquired in violation of this Section);

                  (b) "solicit" proxies with respect to voting securities under any circumstances or become a "participant" in any "election contest" relating to the election of directors of CNSI, as such terms are defined in Regulation 14A under the Exchange Act, deposit any voting securities in a voting trust or subject them to a voting agreement or other agreement of similar effect; or

                  (c) initiate, propose or otherwise solicit stockholders for the approval of one or more stockholder proposals at any time, or induce or attempt to induce any other person to initiate any stockholder proposal; or

                  (d) take any action individually or jointly with any
            partnership, limited partnership, syndicate or other group or assist any other person, corporation, entity or group in taking any action it could not take individually under the terms of this Section 8.

            8.2 Mergers, Tender Offers or Similar Transactions. Allergan agrees that, for a period of four years following the Closing, it will not

                  (a) directly or indirectly, without the prior approval of
            CNSI's Board of Directors, solicit or encourage any person to propose a business combination or similar transaction with, or a change of control of, CNSI or to make a tender offer for shares of CNSI's Common Stock or other voting securities; and

                  (b) directly or indirectly, without the prior approval of
            CNSI's Board of Directors, publicly (or in a manner requiring CNSI to disclose publicly) (i) propose any business combination or similar transaction with, or a change of control of, CNSI; (ii) make or propose a tender offer for shares of Common Stock or other voting securities of CNSI; (iii) otherwise act to seek control of CNSI's Board of Directors or control the management, policies or affairs of CNSI; or (iv) propose any amendment to or waiver under this Section which would permit Allergan to acquire additional Common Stock or other voting securities other than those presently permitted under this Article 8.

            8.3 Equitable Remedies. Allergan agrees that irreparable damage would occur if any provision of this Section 8 were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that CNSI shall be entitled to an injunction or injunctions to prevent breaches of this Section 8 and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which it may be entitled at law or equity.

            8.4 Affiliates of Allergan. Allergan represents to CNSI that there is no Affiliate of Allergan which, as of the date of this Agreement, owns of record or beneficially any (a) Common Stock or other voting securities of CNSI or (b) any other securities convertible or exchangeable (with or without the payment of additional consideration) into voting securities of CNSI. Allergan covenants to CNSI that, if at any time while this Section 8 is in effect, any Affiliate of Allergan becomes or intends to become the beneficial owner, as defined in regulations promulgated by the Commission, of any Common Stock or voting securities of CNSI, or any securities convertible or exchangeable into voting securities, Allergan will, whether prior to such ownership if possible, or, if not possible, as soon as practicable after such ownership, cause such Affiliate to agree to be bound by Section 8 of this Agreement. For purposes of this Section 8, "Affiliate" shall mean Allergan, Inc. and any corporation, partnership or other legal entity which Allergan, Inc. controls.

      SECTION 9. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by CNSI and Allergan herein shall survive the execution of this Agreement, the delivery to Allergan of the Shares being purchased and the payment therefor, except to the extent otherwise provided herein.

      SECTION 10.  Miscellaneous.

            10.1 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by telephone, personal delivery or courier) or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

      If to CNSI:       Cambridge NeuroScience, Inc.
                        One Kendall Square, Building 700
                        Cambridge, Massachusetts 02139
                        Attention:        President
                        Telephone:        (617) 225-0600
                        Telecopy:         (617) 225-0613

      with a copy to:   Palmer & Dodge LLP
                        One Beacon Street
                        Boston, Massachusetts 02108
                        Attention:        William T. Whelan, Esq.
                        Telephone:        (617) 573-0100
                        Telecopy:         (617) 227-4420

      If to Allergan:   Vision Pharmaceuticals, L.P.
                        c/o Allergan, Inc.
                        2525 Dupont Drive
                        Irvine, California  92715
                        Attention:        Chief Financial Officer
                        Telephone:        (714) 752-4500
                        Telecopy:         (714)

      with a copy to:   Allergan, Inc.
                        2525 Dupont Drive
                        Irvine, California  92623
                        Attention:        General Counsel
                        Telephone:        (714) 752-4500
                        Telecopy:         (714) 246-4774

            10.2 Entire Agreement. This Agreement, together with the Collaboration Agreement and any agreements that the parties may execute pursuant to the Collaboration Agreement, contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement.

            10.3 Assignment. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that each of the parties may, without such consent, assign this Agreement and its rights and obligations hereunder to its Affiliates or in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation or change in control or similar transaction (which shall be deemed an assignment) or in the case of CNSI the creation of a

  Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

special purpose corporation or research and development limited partnership. Notwithstanding the foregoing, CNSI may not assign this Agreement and its rights and obligations hereunder to************************************************
or their successors-in-interest. Any purported assignment in violation of the preceding sentences shall be void and shall be deemed a material breach of this Agreement. Any permitted assignee shall assume all obligations of its assignor under this Agreement in writing.

            10.4 Amendments and Waivers. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by CNSI and Allergan. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

            10.5 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            10.6 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without giving effect to the choice of law provisions thereof) and the federal law of the United States of America.

            10.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

            10.9 Expenses. Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement.

            10.10 Publicity. Neither party hereto shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, except as may be required by applicable law or regulation.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

CAMBRIDGE NEUROSCIENCE, INC.


By:   /s/ Elkan R. Gamzu
      --------------------------------------
      Elkan R. Gamzu
      President and Chief Executive Officer


VISION PHARMACEUTICALS L.P., a Texas limited partnership dba Allergan

By:   Allergan General, Inc.
Its:  General Partner


By:   /s/ Francis R. Tunney, Jr.
      --------------------------------------
Title:            Secretary
      --------------------------------------